NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.
212 Lavaca St., Suite 300
Austin, Texas 78701

STRATUS PROPERTIES INC. REPORTS PRELIMINARY RESULTS
OF 2021 ANNUAL MEETING OF SHAREHOLDERS

Shareholders Elect Stratus’ Director Nominees, Jim Leslie and Neville Rhone, Jr.

Shareholders Support Proposal to Expand Board and Appoint Laurie Dotter
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AUSTIN, TX, June 4, 2021 - Stratus Properties Inc. (NASDAQ: STRS) (“Stratus” or the “Company”) announced at its 2021 annual meeting of shareholders earlier today that, based on the preliminary vote count provided by the Company’s proxy solicitor, shareholders voted to elect Stratus’ director nominees, Jim Leslie and Neville Rhone, Jr., to its Board of Directors (“Board”). Shareholders also approved, as recommended by the Board, the shareholder proposal to expand the Board and appoint Laurie Dotter as a new director. Only approximately 13% of the outstanding shares (excluding Oasis Management Company Ltd.’s own shares) voted for one or both director candidates nominated by Oasis.

William H. Armstrong III, Chairman and Chief Executive Officer stated: “Today our shareholders showed their strong support for the Stratus Board and management’s strategic vision. We are pleased that shareholders agree we have the right directors to continue pursuing our value creation efforts in the Texas real estate market, and to oversee our ongoing evaluation of a possible REIT conversion.”

“We value the feedback received from our shareholders over recent months and share their interest in adding fresh perspectives to our Board. We look forward to welcoming Ms. Dotter as our newest director, in addition to continuing to work with Ms. Henriksen and Mr. Rhone, who both joined our Board within the past year. On behalf of Stratus’ entire Board and management team, I would like to thank our shareholders for their continued confidence in Stratus.”

Preliminary results indicate that, in addition to electing Messrs. Leslie and Rhone to the Board and approving the shareholder proposal to increase the Board’s size and appoint Ms. Dotter as a director, Stratus’ shareholders also:

•Approved, on an advisory basis, the compensation of Stratus’ named executive officers;

•Ratified, on an advisory basis, the appointment of BKM Sowan Horan, LLP as Stratus’ independent registered public accounting firm for 2021; and

•Did not ratify, on an advisory basis, the rights agreement, as amended, dated as of September 22, 2020, by and between Stratus and Computershare Inc., as rights agent. Stratus’ Board intends to consider the shareholder vote on the rights agreement at its next regular Board meeting in August.

The preliminary vote count is subject to certification by the independent inspector of elections. Stratus will file final voting results with the U.S. Securities and Exchange Commission (“SEC”) in a Current Report on Form 8-K once they are certified.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Investor Contact

William H. Armstrong III
512-478-5788

Media Contacts

Sydney Isaacs / Jeremy Jacobs
Abernathy MacGregor
713-817-9346 / 212-371-5999
SRI@abmac.com / JRJ@abmac.com

Forward-Looking Statements

This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. The estimated preliminary vote results set forth in this press release are forward-looking statements. These estimates have been prepared by Status’ proxy solicitor based on its work performed in connection with the annual meeting. These results are preliminary estimates only and are subject to change based on the certification of the voting results by the independent inspector of elections. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC.

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

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A copy of this release is available on Stratus' website, stratusproperties.com.

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